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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2001


                        CHICAGO MERCANTILE EXCHANGE INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-32645                    36-4340266
 (State or other jurisdiction     (Commission File Number)           (IRS Employer
      of incorporation)                                         Identification Number)

             30 South Wacker Drive
               Chicago, Illinois                             60606
    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.        OTHER EVENTS

        On May 14, 2001, Chicago Mercantile Exchange Inc. issued a press release regarding the execution of a letter of intent with The Chicago Board Option Exchange to create a joint venture to introduce single-stock futures. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

               None.

        (b)    PRO FORMA FINANCIAL INFORMATION

               None.

        (c)    EXHIBITS

               The following exhibit is filed with this Form 8-K:

Exhibit No.         Exhibit Description
---------------     ---------------------------------------------------------------------
99.1                Press Release dated May 14, 2001.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2001          CHICAGO MERCANTILE EXCHANGE INC.


                                    By:  /s/ Nancy Goble
                                       -----------------------------
                                            Nancy Goble
                                            Controller


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                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description
---------------     ---------------------------------------------------------------------
99.1                Press Release dated May 14, 2001.